EXHIBIT 10.11
ASSIGNMENT AND ASSUMPTION OF SUBLEASE
between
NYT BUILDING LEASING COMPANY LLC, Assignor

and

NYT REAL ESTATE COMPANY LLC, Assignee

ADDRESS:

620-628 Eighth Avenue, New York, New York

BLOCK: 1012
LOTS:    1028-1034
COUNTY: New York

RECORD AND RETURN TO:

Stroock & Stroock & Lavan, LLP
180 Maiden Lane
New York, New York 10038
Attention: Marc Hurel, Esq.

ASSIGNMENT AND ASSUMPTION OF SUBLEASE
This ASSIGNMENT AND ASSUMPTION OF SUBLEASE (the “Assignment”) dated as of July 10, 2020 (the “Effective Date”), by and between NYT BUILDING LEASING COMPANY LLC, a New York limited liability company (“Assignor”), having an office address at c/o The New York Times Company, 620 Eighth Avenue, New York, New York, 10018, and NYT REAL ESTATE COMPANY LLC, a New York limited liability company (“Assignee”), having an office address at c/o The New York Times Company, 620 Eighth Avenue, New York, New York, 10018.
WITNESSETH:

WHEREAS, The New York Times Building LLC (“NYTBLLC”) and 42nd St. Development Project, Inc. (“42DP”) entered into that certain Agreement of Lease dated December 12, 2001, as tenant and landlord, respectively, (the “Ground Lease”), with respect to that certain real property located at 620 Eighth Avenue, New York, New York, 10018, as more particularly described in Exhibit A attached hereto and made a part hereof and all improvements then or thereafter located thereon (collectively, the “Property”);
WHEREAS, The New York Times Building LLC submitted the Ground Lease to a leasehold condominium structure pursuant to Article 9-B of the Real Property Law of the State of New York;
WHEREAS, NYTBLLC and Assignee entered into that certain Agreement of Sublease (NYT) dated December 12, 2001, as landlord and tenant, respectively, (the “Original NYT Severance Lease”), for certain premises described therein originally consisting of condominium units designated as Units #0-A, 1-A, 2-A, 3-A, 4-A, 5-A, 6-A, 7-A, 8-A, 9-A, 10-A, 11-A, 12-A, 13-A, 14-A, 15-A, 16A, 17-A, 18-A, 19-A, 20-A, 21-A, 22-A, 23-A, 24-A, 25-A, 26-A, 27-A, and 28-A (collectively the “NYT Sublease Premises”), a Memorandum of which was recorded on October 24, 2003, in the Office of the City Register, New York County (“Register’s Office”), as CRFN # 2003000433125, which Original NYT Severance Lease was amended pursuant to (i) First Amendment to Agreement of Sublease (NYT) dated August 15, 2006, between 42DP and Assignee, as landlord and tenant, respectively, and recorded in the Register’s Office on November 20, 2006, as CRFN # 2006000644735, and by (ii) Second Amendment to Agreement of Sublease (NYT) dated January 29, 2007, between 42DP and Assignee, as landlord and tenant, respectively, and recorded in the Register’s Office on February 22, 2007, as CRFN # 2007000100157, and by (iii) Third Amendment to Agreement of Sublease (NYT) dated as of March 6, 2009, between 42DP and Assignee, as landlord and tenant, respectively, and recorded in the Register’s Office on March 12, 2009 as CRFN # 2009000072454, pursuant to which, among other things, the parties agreed to remove condominium units designated as Units # 21-A, 22-A, 23-A, 24-A, 25-A, 26-A and 27-A from the NYT Sublease Premises (collectively, such removed Units, the “New NYTC Sublease Premises”) and to enter into the Original NYT-2 Sublease (as hereinafter defined) with respect thereto, the tenant’s interest in which Original NYT Severance Lease (as amended) was assigned to 620 Eighth NYT (NY) Limited Partnership (“620 Eighth”), pursuant to that certain Assignment and Assumption of Sublease, dated as of March 6, 2009 between Assignee, as assignor, and 620 Eighth, as assignee, and recorded in the Register’s Office on March 12, 2009 as CRFN 2009000072464, which Assignment and Assumption of Sublease was amended by that certain Amendment to Assignment and Assumption of Sublease, dated as of March 6, 2009 and recorded in the Register’s Office on July 9, 2009 as CRFN 2009000209148, and which Original NYT Severance Lease (as amended and assigned) was further amended by (iv) Fourth Amendment to Agreement of Sublease (NYT) dated as of March 6, 2009, between 42DP and 620 Eighth, as landlord and tenant, respectively, and recorded in the Register’s Office on July 9, 2009 as CRFN 2009000209142, and by (v) Fifth Amendment to Agreement of Sublease (NYT) (“Fifth Amendment”) dated as of August 31, 2009, between 42DP and 620 Eighth, as landlord and tenant, respectively, and recorded in the Register’s Office on October 2, 2009 as CRFN 2009000319699 (the Original NYT Severance Lease, as so amended by the First Amendment, Second Amendment, the Third Amendment, the Fourth Amendment and the Fifth Amendment, as assigned, the “NYT Sublease”); the tenant’s interest in which NYT Sublease was further assigned by 620 Eighth back to NYTRE, pursuant to that certain Assignment and Assumption of Sublease, dated December 3, 2019 and recorded in the Register’s Office on December 9, 2019 as CRFN 2019000401768;
WHEREAS, the tenant’s interest in that certain Agreement of Sublease (NYT-2) (the “Original NYT-2 Sublease”) covering the New NYTC Sublease Premises, dated as of March 6, 2009, a memorandum of which was recorded March 12, 2009 as CRFN 2009000072457 in the Register’s Office, was assigned to and assumed by Assignor herein, pursuant to that certain Assignment and Assumption of Sublease dated as of March 6, 2009 between NYTRE, as assignor, and, Assignor, as assignee, and recorded in the Register’s Office on March 12, 2009 as CRFN 2009000072458;
WHEREAS, the Original NYT-2 Sublease was amended by that certain First Amendment to Agreement of Sublease (NYT-2) (“First Amendment NYT-2”; the Original NYT-2 Sublease as amended by the First Amendment NYT-2, the “NYT-2 Sublease”), dated as of March 6, 2009 and recorded in the Register’s Office on July 09, 2009 as CRFN 2009000209145;
WHEREAS, the NYT-2 Sublease covers the condominium units listed on the Schedule of Units attached to Exhibit A annexed hereto; and
WHEREAS, Assignor, as holder of the tenant’s interest in NYT-2 Sublease, wishes to reassign all of its right, title and interest in and to the NYT-2 Sublease to Assignee, and Assignee wishes to assume all such right, title and interest.
NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto hereby covenant and agree as follows:
1.Capitalized terms used herein without definition shall have the respective meanings ascribed thereto in the NYT-2 Sublease. References herein to any document or instrument shall refer to the same as it may be amended, modified, supplemented, extended, renewed or assigned from time to time.
2.Assignor hereby assigns, grants, bargains, sells and transfers all of its right, title and interest in and to the NYT-2 Sublease, together with any and all amendments,

extensions and renewals thereof, and together with all rights and obligations accrued or to accrue under said NYT-2 Sublease on and after the date hereof, to Assignee and its successors and assigns, TO HAVE AND TO HOLD the same unto Assignee, its successors and assigns, from the date hereof, for all the rest of the respective term of the NYT-2 Sublease.
3.Assignee hereby assumes the duties and obligations and agrees to perform and comply with all of the covenants and conditions of the NYT-2 Sublease to be performed or complied with by the tenant thereunder, whether accruing prior to, on or after the date hereof, as if Assignee originally had executed the NYT-2 Sublease as the tenant thereunder.
4.Assignor indemnifies Assignee from any and all loss, cost, damage, liability or expense (including, without limitation, reasonable attorneys’ fees, court costs and disbursements) that may be imposed on the Assignee by reason of any failure by Assignor to perform any of the obligations under the NYT-2 Sublease arising prior to the Effective Date.
5.Assignee indemnifies Assignor from any and all loss, cost, damage, liability or expense (including, without limitation, reasonable attorneys’ fees, court costs and disbursements) that may be imposed on the Assignor by reason of any failure by Assignee to perform any of the obligations under the NYT-2 Sublease arising from and after the Effective Date.
6.Promptly upon request of the other party, Assignor and Assignee shall each execute, acknowledge (as appropriate) and deliver to the other such other assurances and take such other actions as may be reasonably required to carry out the intent and purpose of this Assignment, provided that neither party shall incur any material additional cost, expense or obligation in connection with any act that the other party may request.
7.This Assignment shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns.
8.Nothing expressed or implied in this Assignment is intended, or will be construed, to confer upon or give any Person other than the parties hereto, and their successors or permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Assignment, or result in such Person being deemed a third-party beneficiary of this Assignment.
9.This Assignment shall be governed by, and construed in accordance with, the laws of the State of New York.
10.This Assignment may be executed in counterparts, each of which shall be an original and all of which together shall constitute but one (1) and the same instrument.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, Assignor and Assignee have executed this instrument as of the date first above written.

ASSIGNOR: NYT BUILDING LEASING COMPANY LLC, a New York limited liability company

By:	/s/ R. Anthony Benten
	Name:	R. Anthony Benten
	Title:	Manager

ASSIGNEE:

NYT REAL ESTATE COMPANY LLC, a New York limited liability company

By:	/s/ R. Anthony Benten
	Name:	R. Anthony Benten
	Title:	Manager

STATE OF NEW YORK	)
	)	ss:
COUNTY OF NEW YORK	)

On the 10th day of July in the year 2020, before me, the undersigned, a Notary Public in and for said state, personally appeared R. Anthony Benten, personally known to me or proved to me on the basis or satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

/s/ James W. Sapp
Notary Public

James W. Sapp
Notary Public, State of New York
No. 01SA6190150
Qualified in New York County
Term Expires July 14, 2020

STATE OF NEW YORK	)
	)	ss:
COUNTY OF NEW YORK	)

On the 10th day of July in the year 2020, before me, the undersigned, a Notary Public in and for said state, personally appeared R. Anthony Benten, personally known to me or proved to me on the basis or satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

/s/ James W. Sapp
Notary Public

James W. Sapp
Notary Public, State of New York
No. 01SA6190150
Qualified in New York County
Term Expires July 14, 2020

EXHIBIT A
LEGAL DESCRIPTION
THE CONDOMINIUM UNITS (THE "UNITS") KNOWN AS UNIT NOS. (SEE ATTACHED) IN THE BUILDING DESIGNATED AS THE NEW YORK TIMES BUILDING CONDOMINIUM, AND BEING IN THE BOROUGH OF MANHATTAN, COUNTY OF NEW YORK, CITY AND STATE OF NEW YORK, IN THE DECLARATION ESTABLISHING A PLAN FOR CONDOMINIUM OWNERSHIP OF SAID PREMISES UNDER ARTICLE 9-B OF THE REAL PROPERTY LAW OF THE STATE OF NEW YORK (THE "NEW YORK CONDOMINIUM ACT"), DATED AS OF 8/4/2006 AND RECORDED IN THE OFFICE OF THE REGISTER OF NEW YORK COUNTY (THE "REGISTER'S OFFICE") ON 8/15/2006 IN CRFN 2006000460293, AS AMENDED BY FIRST AMENDMENT TO DECLARATION OF LEASEHOLD CONDOMINIUM DATED AS OF 1/29/2007 RECORDED 2/8/2007 AS CRFN 2007000075106, AND BY SECOND AMENDMENT TO DECLARATION OF LEASEHOLD CONDOMINIUM DATED AS OF 10/11/2007 RECORDED 1/8/2008 AS CRFN 2008000008734 AS FURTHER AMENDED BY THIRD AMENDMENT TO DECLARATION OF LEASEHOLD CONDOMINIUM DATED AS OF 3/6/2009 RECORDED 3/12/2009 AS CRFN 2009000072453, AND FOURTH AMENDMENT TO DECLARATION OF LEASEHOLD CONDOMINIUM DATED AS OF 3/6/2009 RECORDED 7/9/2009 AS CRFN 2009000209140, AS FURTHER AMENDED BY FIFTH AMENDMENT TO DECLARATION OF LEASEHOLD CONDOMINIUM DATED AS OF AUGUST 31, 2009, RECORDED OCTOBER 2, 2009 AS CRFN 2009000319700, AND ALSO DESIGNATED AS TAX LOTS (SEE ATTACHED) IN BLOCK 1012 OF THE BOROUGH OF MANHATTAN ON THE TAX MAP OF THE REAL PROPERTY ASSESSMENT DEPARTMENT OF THE CITY OF NEW YORK AND ON THE FLOOR PLANS OF SAID BUILDING, CERTIFIED BY FX FOWLE ARCHITECTS PC, ARCHITECT, AND FILED WITH THE REAL PROPERTY ASSESSMENT DEPARTMENT OF THE CITY OF NEW YORK ON 8/15/2006, AS CONDOMINIUM PLAN NO. 1595, AMENDED BY PLAN NO. 1595-B, AND ALSO FILED IN THE REGISTER'S OFFICE ON 8/15/2006, AS MAP NO. CRFN 2006000460294 AND FILED IN THE REGISTER’S OFFICE ON 3/7/2007 AS MAP NO. CRFN 2007000124167, AND SUBSEQUENTLY FILED IN THE REGISTER'S OFFICE ON 7/9/2009 AS MAP NO. CRFN 2009000209141. TOGETHER WITH AN UNDIVIDED (SEE ATTACHED) % INTEREST IN THE COMMON ELEMENTS.

THE PREMISES WITHIN WHICH THE UNITS ARE LOCATED ARE MORE PARTICULARLY DESCRIBED AS FOLLOWS:

ALL THAT CERTAIN PLOT, PIECE OR PARCEL OF LAND, SITUATE, LYING AND BEING IN THE BOROUGH OF MANHATTAN, COUNTY OF NEW YORK, CITY AND STATE OF NEW YORK, BOUNDED AND DESCRIBED AS FOLLOWS:

BEGINNING AT THE CORNER FORMED BY THE INTERSECTION OF THE NORTHERLY LINE OF WEST 40TH STREET WITH THE EASTERLY LINE OF 8TH AVENUE;

RUNNING THENCE NORTHERLY ALONG SAID EASTERLY LINE OF 8TH AVENUE, 197 FEET 6 INCHES TO THE CORNER FORMED BY THE INTERSECTION OF THE EASTERLY SIDE OF 8TH AVENUE WITH THE SOUTHERLY LINE OF WEST 41ST STREET;

THENCE EASTERLY ALONG SAID SOUTHERLY LINE OF WEST 41ST STREET, 400 FEET;

THENCE SOUTHERLY AND PARALLEL TO SAID EASTERLY LINE OF 8TH AVENUE, 197 FEET 6 INCHES TO THE NORTHERLY LINE OF WEST 40TH STREET;

THENCE WESTERLY ALONG SAID NORTHERLY LINE OF WEST 40TH STREET, 400 FEET TO THE POINT AND PLACE OF BEGINNING.

SCHEDULE OF UNITS

UNIT DESIGNATION	TAX LOT	PERCENTAGE INTEREST IN COMMON ELEMENTS
21-A	1028	1.7819%
22-A	1029	1.7819%
23-A	1030	1.7819%
24-A	1031	1.7819%
25-A	1032	1.7819%
26-A	1033	1.7819%
27-A	1034	1.7819%